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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 22, 2006

                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        Massachusetts                  000-27997                04-3504121
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

                    100 E. Main Street, Westborough, MA 01581
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition.

      On November 22, 2006, Westborough Financial Services, Inc. issued a press release disclosing certain information concerning its fiscal year 2006 results of operations and financial condition. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

    Exhibit No.    Description
    -----------    -----------

    99.1 Press Release of Westborough Financial Services, Inc. dated November 22, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTBOROUGH FINANCIAL SERVICES, INC.


                                     By:    /s/ John L. Casagrande
                                            ---------------------------------
                                     Name:  John L. Casagrande
                                     Title: Senior Vice President and Treasurer

Date: November 22, 2006